Exhibit 24.1

POWER OF ATTORNEY

Domtar Corporation

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar Corporation (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date
/s/ John D. Williams John D. Williams	President and Chief Executive Officer and Director (Principal Executive Officer)	October 1, 2013

/s/ Daniel Buron Daniel Buron	Senior Vice-President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2013

/s/ Harold H. MacKay Harold H. MacKay	Chairman of the Board of Directors and Director	October 1, 2013

/s/ Giannella Alvarez Giannella Alvarez	Director	October 1, 2013

/s/ Robert E. Apple Robert E. Apple	Director	October 1, 2013

/s/ Louis P. Gignac Louis P. Gignac	Director	October 1, 2013

/s/ Brian M. Levitt Brian M. Levitt	Director	October 1, 2013

/s/ David G. Maffucci David G. Maffucci	Director	October 1, 2013

/s/ Robert J. Steacy Robert J. Steacy	Director	October 1, 2013

/s/ Pamela B. Strobel Pamela B. Strobel	Director	October 1, 2013

/s/ Denis Turcotte Denis Turcotte	Director	October 1, 2013

2

POWER OF ATTORNEY

ARIVA DISTRIBUTION INC.

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Ariva Distribution Inc. (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date
/s/Mark Ushpol Mark Ushpol	President and Director (Principal Executive Officer)	October 1, 2013

/s/Daniel Buron Daniel Buron	Vice President, Finance and Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2013

/s/Roger H. Brear Roger H. Brear	Director	October 1, 2013

/s/ Zygmunt Jablonski Zygmunt Jablonski	Director	October 1, 2013

2

POWER OF ATTORNEY

Associated Hygienic Products LLC

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Associated Hygienic Products LLC (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date
/s/ Michael Fagan Michael Fagan	President and Manager (Principal Executive Officer)	October 1, 2013

/s/ Todd Browder Todd Browder	Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2013

/s/ Daniel Buron Daniel Buron	Manager	October 1, 2013

2

POWER OF ATTORNEY

Attends Healthcare Products, Inc.

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Attends Healthcare Products, Inc. (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date
/s/ Michael Fagan Michael Fagan	President, Chief Executive Officer and Director (Principal Executive Officer)	October 1, 2013

/s/ Todd Browder Todd Browder	Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2013

/s/ Daniel Buron Daniel Buron	Vice President, Treasurer and Director	October 1, 2013

/s/ Patrick Loulou Patrick Loulou	Vice President Corporate Development	October 1, 2013

2

POWER OF ATTORNEY

Domtar AI Inc.

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar AI Inc. (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date
/s/ Richard L. Thomas Richard L. Thomas	President and Director (Principal Executive Officer)	October 1, 2013

/s/ Daniel Buron Daniel Buron	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2013

/s/ Barry Crozier Barry Crozier	Director	October 1, 2013

2

POWER OF ATTORNEY

Domtar A.W. LLC

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar A.W. LLC (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date
/s/ Roger H. Brear Roger H. Brear	President and Director (Principal Executive Officer)	October 1, 2013

/s/ George G. Mick George G. Mick	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2013

/s/ Zygmunt Jablonski Zygmunt Jablonski	Director	October 1, 2013

2

POWER OF ATTORNEY

Domtar Delaware Holdings, LLC

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar Delaware Holdings, LLC (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date
/s/ George G. Mick George G. Mick	President and Director (Principal Executive Officer)	October 1, 2013

/s/ Barry Crozier Barry Crozier	Secretary, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2013

2

POWER OF ATTORNEY

Domtar Delaware Investments Inc.

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar Delaware Investments Inc. (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date
/s/ George G. Mick George G. Mick	President and Director (Principal Executive Officer)	October 1, 2013

/s/ Barry Crozier Barry Crozier	Secretary, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2013

/s/ Zygmunt Jablonski Zygmunt Jablonski	Director	October 1, 2013

2

POWER OF ATTORNEY

Domtar Industries LLC

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar Industries LLC (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date
/s/ John D. Williams John D. Williams	President and Director (Principal Executive Officer)	October 1, 2013

/s/ George G. Mick George G. Mick	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2013

/s/ Roger H. Brear Roger H. Brear	Vice President and Director	October 1, 2013

/s/ Richard L. Thomas Richard L. Thomas	Vice President and Director	October 1, 2013

/s/ Zygmunt Jablonski Zygmunt Jablonski	Director	October 1, 2013

2

POWER OF ATTORNEY

Domtar Paper Company, LLC

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar Paper Company, LLC (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date
/s/ Richard L. Thomas Richard L. Thomas	President and Manager (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	October 1, 2013

/s/ Jack Bray Jack Bray	Vice President and Manager	October 1, 2013

/s/ Zygmunt Jablonski Zygmunt Jablonski	Manager	October 1, 2013

2

POWER OF ATTORNEY

Domtar Personal Care Absorbent Hygiene Inc.

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar Personal Care Absorbent Hygiene Inc. (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date
/s/ Michael Fagan Michael Fagan	President and Director (Principal Executive Officer)	October 1, 2013

/s/ Daniel Buron Daniel Buron	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	October 1 , 2013

/s/ Richard Thomas Richard Thomas	Director	October 1, 2013

2

POWER OF ATTORNEY

Domtar Wisconsin Dam Corp.

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of Domtar Wisconsin Dam Corp. (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date
/s/ Roger H. Brear Roger H. Brear	President and Director (Principal Executive Officer)	October 1, 2013

/s/ George G. Mick George G. Mick	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2013

/s/ Zygmunt Jablonski Zygmunt Jablonski	Director	October 1, 2013

2

POWER OF ATTORNEY

EAM Corporation

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of EAM Corporation (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date
/s/ Michael Fagan Michael Fagan	President and Director (Principal Executive Officer)	October 1, 2013

/s/ Larry Aaron Larry Aaron	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 1, 2013
/s/ Daniel Buron Daniel Buron	Vice President and Director	October 1, 2013

/s/ Lee West Lee West	Managing Director	October 1, 2013

/s/ Lori Venn Lori Venn	Director	October 1, 2013

2

POWER OF ATTORNEY

E.B. Eddy Paper, Inc.

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned does hereby make, constitute and appoint each of Zygmunt Jablonski and Razvan Theodoru with full power to act as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of E.B. Eddy Paper, Inc. (the “Company”), the Registration Statement of the Company on Form S-3 (the “Registration Statement”), including a prospectus and any exhibits to such Registration Statement and any and all amendments or supplements (including any and all post-effective amendments) to the Registration Statement, and any registration statement filed pursuant to Rule 462(b) of the Securities Act in connection with the securities registered under the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (the “Act”), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which said attorney-in-fact and agent deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do it personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agent or substitutes may or shall lawfully do or cause to be done by virtue hereof.

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Signature	Title	Date
/s/ Rick Vannan Rick Vannan	President and Director (Principal Executive Officer)	October 1, 2013

/s/ George G. Mick George G. Mick	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	October 1, 2013

/s/ Zygmunt Jablonski Zygmunt Jablonski	Director	October 1, 2013

2